Dated 24th June 2008

KOON NGAI COMPANY LIMITED

and

AUTO ITALIA LIMITED

SUPPLEMENTAL DEED

BAKER & M.KENZIE
Solicitors
1401 Hutchison House
Hong Kong

PY:ey
CON:68043

THIS DEED is made the 24th day of June 2009 .

BETWEEN :

(1) KOON NGAI COMPANY LIMITED whose registered office is situate at 4th Floor, Koon Wah Mirror Group Building, 2 Yuen Shun Circuit, Yuen Chau Kok, Shatin, New Territories, Hong Kong ("the Lessor"); and

(2) AUTO ITALIA LIMITED (快意汽車有限公司) whose registered office is situate at 90 Sung Wong Toi Road, Tokwawan, Kowloon, Hong Kong ("the Lessee").

WHEREAS :

(A) By virtue of a Lease dated 7th November 2008 made between the Lessor and the Lessee ("the Lease "), the premises ("the Premises") described in the Schedule hereto and comprised in the Lease were demised to the Lessee by the Lessor for the term of years as set out in the Part III of the First Schedule therein at the monthly rent as set out in the Part I of the Second Schedule therein.

(B) The Lessor and the Lessee hereby agreed to vary the terms of the Lease on the terms and conditions set out herein.

NOW IT IS HEREBY AGREED as follows :

1. The parties hereto agree that the Clause 10.6.2 shall be varied and/or revised as follows :-

"If the Lessee terminates this Lease early for any reason and such early termination is accepted by the Lessor, then notwithstanding any conditions that may be imposed by the Lessor or any additional compensation required by the Lessor, the Lessee is required, to pay to the Lessor a sum of HK$1,000,000.00 as compensation for removal of the existing steel cockloft, steel hosts and steel floor finishes in the Ground Floor units and HK$400,000.00 as compensation for removal of similar existing fixtures and structures in the First Floor units."

2. All the covenants conditions and provisions in the Lease shall remain in full force and effect.

SCHEDULE

All Those Units C and G on the Ground Floor and Units A1, A2a, A2b, B & C on the First Floor and a total of 4 car parking spaces (being the 2 car parking spaces located on the First Floor being the entrance space of Unit A1 and 2 car parking spaces as designated by the Lessor from time to time on the First Floor) and the 'Yellow' highlighted area on the Plan annexed to the Lease and the Signage (if any pursuant to Clause 10.2(ii) of the Lease) of the building known as KOON WAH MIRROR GROUP BUILDING, NO.2 YUEN SHUN CIRCUIT situate on All That piece or parcel of ground registered in the Sha Tin New Territories Land Registry as SHA TIN TOWN LOT NO.275.

IN WITNESS whereof the said parties have executed this Lease the day and year first above written.

SEALED with the Common Seal)
of the Lessor and SIGNED by)
Hui Kam Wa and)
Hui Kam Wing)
)
whose signature(s) is/are verified by:)

For and on behalf of
冠 藝 有 限 公 司
KOON NGAI COMPANY LIMITED

Authorized Signature

[redacted]

Yu Hang Sang Priscilla
Solicitor
Baker & McKenzie
Hong Kong SAR

SEALED with the Common Seal)
of the Lessee and SIGNED by)
Richard Man Fai LEE, its director)
)
)
in the presence of:)

[redacted]

Man Kit LI, Company Secretary